Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 20 — Commitments and Contingencies
Corporate Lawsuits:
The Company is subject to various claims and lawsuits that arise in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material effect on the consolidated balance sheet of the Company.
In July 2021, the Company entered into a settlement agreement in a hybrid collective/class action complaint filed by one of its former employees for alleged violations of the Fair Labor Standards Act and Wisconsin wage and hour law. The settlement amount did not have a material effect on the consolidated balance sheet of the Company.